Exhibit 32.2

SECTION 1350 CERTIFICATION

EFT HOLDINGS, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of EFT Holdings, Inc., (the “Company”) on Form 10-Q/A for the quarter ended June 30, 2011 as filed with the Securities and Exchange Commission (the “Report”), I, William E. Sluss, the Principal Financial and Accounting Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

Date: July 5, 2012	By: /s/ William E. Sluss
William E. Sluss Principal Financial and Accounting Officer